SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

        Filed by the Registrant [XX]

        Filed by a Party other than the Registrant [  ]

        Check the appropriate box:

        [  ] Preliminary Proxy Statement

        [  ] Confidential, for  Use of  the Commission  Only (as permitted  by
             Rule 14a-6(e)(2))

        [XX] Definitive Proxy Statement

        [  ] Definitive Additional Materials

        [  ] Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                   (Name of Registrant as Specified in its Charter)


             (Name of Person(s) Filing Proxy Statement if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

        [XX] No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1. Title of each class of securities to which transaction applies:

             2.   Aggregate number of securities to which transaction applies:

             3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4.   Proposed maximum aggregate value of transaction:

             5.   Total fee paid:

        [  ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1.   Amount Previously Paid:

             2.   Form, Schedule or Registration Statement No.:

             3.   Filing Party:

             4.   Date Filed:

        [LOGO]
        114 West 11th Street
        Kansas City, Missouri 64105-1804


                        KANSAS CITY SOUTHERN INDUSTRIES, INC.

                              NOTICE AND PROXY STATEMENT

                                         for

                          The Annual Meeting of Stockholders

                                      to be held

                                Thursday, May 1, 1997


                               YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.


        Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy, and the accompanying Notice and the 1996 Annual Report, commenced on or about March 27, 1997.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804

                                    March 27, 1997


        TO OUR STOCKHOLDERS:

             You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., which will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 1, 1997. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

             We urge you to read these proxy materials and the enclosed Annual Report, and to participate in the meeting either in person or by
        proxy.   WHETHER  OR  NOT  YOU  PLAN  TO  ATTEND THE MEETING IN PERSON,
        PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                      Sincerely,



                                      /s/ Paul H. Henson
                                      Chairman of the Board



                                      /s/ Landon H. Rowland
                                      President and Chief Executive
                                      Officer

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804
                                      __________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                     May 1, 1997
                                     ___________

             The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 1, 1997, to consider and vote upon the:

             (1)  Election of Three Directors;

             (2) Approval of a Performance-Based Compensation Plan for the Chief Executive Officer of Janus Capital Corporation;

             (3) Ratification of the Board of Directors' Selection of Price Waterhouse LLP as KCSI's independent accountants for 1997; and

             (4) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

             Only stockholders of record at the close of business on March 3, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                 By Order of the Board of Directors,


                                 /s/ Richard P. Bruening
                                 Vice President, General Counsel
                                 and Corporate Secretary

        The date of this Notice is March 27, 1997.

             PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ATTACHED PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                          KANSAS CITY, MISSOURI  64105-1804

                                   PROXY STATEMENT

                                  TABLE OF CONTENTS


        GENERAL INFORMATION

        VOTING

        PRINCIPAL STOCKHOLDERS

        STOCK  OWNED  BENEFICIALLY  BY DIRECTORS  AND  CERTAIN  EXECUTIVE
             OFFICERS

        PROPOSAL 1 - ELECTION OF THREE DIRECTORS

        THE BOARD OF DIRECTORS

        PROPOSAL  2 - APPROVAL  OF A PERFORMANCE-BASED  COMPENSATION PLAN
                      FOR THE CHIEF EXECUTIVE OFFICER OF JANUS CAPITAL
                      CORPORATION

        PROPOSAL 3 - RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF
                     INDEPENDENT ACCOUNTANTS

        MANAGEMENT COMPENSATION

        TRANSACTIONS WITH MANAGEMENT

        STOCKHOLDER PROPOSALS

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        OTHER MATTERS

                                 GENERAL INFORMATION

             This Proxy Statement is being mailed on or about March 27, 1997 to the stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders to be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, on Thursday, May 1, 1997, at 10:00 a.m. and any adjournment thereof (the "Annual Meeting"). The Notice of Annual Meeting of Stockholders, KCSI's 1996 Annual Report to Stockholders (the "Annual Report"), and the proxy card accompany this Proxy Statement.

             Attendance at the Annual Meeting of Stockholders is limited to stockholders of record or their proxies, beneficial owners of KCSI's stock having evidence of such ownership and guests of KCSI. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCSI by contacting KCSI's Corporate Secretary's office at 114 West 11th Street, Kansas City, Missouri 64105, (816) 983-1237. To provide KCSI sufficient time to arrange for reasonable assistance please submit all requests by April 27, 1997.

             KCSI will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees not specifically engaged or compensated for that purpose. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $6,500 plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to such beneficial owners.

             Brokers, dealers, banks, voting trustees, other custodians, and their nominees are asked to forward soliciting materials to the beneficial owners of shares held of record by them and upon request will be reimbursed for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

                                        VOTING

             Stockholders at the Annual  Meeting will consider and vote  upon:
        (1) the election of three directors; (2) Approval of a Performance-Based Compensation Plan for the Chief Executive Officer of Janus Capital Corporation; (3) ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1997; and (4) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of these matters. Each of these matters has been proposed by the Board of Directors and none of them is related to or contingent on the other.

             Only the holders of KCSI's preferred stock, par value $25.00 per share (the "Preferred Stock"), and common stock, par value $0.01 per share (the "Common Stock"), of record at the close of business on March 3, 1997 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On that date, KCSI had outstanding 242,170 shares of Preferred Stock (excluding 407,566 shares held in treasury) and 36,032,136 shares of Common Stock, (excluding 12,370,056 shares held in treasury) for a total of 36,274,306 shares eligible to be voted at the Annual Meeting.

             The Common Stock and Preferred Stock (collectively the "Voting Stock") constitute KCSI's only classes of voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Voting Stockholders may vote cumulatively in the election of directors. In other words, each such stockholder is entitled to cast a number of votes equal to the number of shares of Voting Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and all such votes may be cast for a single nominee or distributed among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively, and the accompanying form of proxy grants such authority.

             In order for any of the proposals to be considered at the Annual Meeting (other than the election of directors) and to be approved by the stockholders, a quorum, consisting of the holders of a majority of the shares of Voting Stock entitled to vote, must be present and a majority of such quorum must be affirmatively voted for approval. A stockholder entitled to vote at the Annual Meeting who is present, either in person or through a proxy, is counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes such shares. The directors are elected by an affirmative vote of the plurality of a quorum of shares of Voting Stock present at the Annual Meeting that are entitled to vote.

             Voting ceases when the chairman of the annual meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting. In determining the percentage of shares that have been affirmatively voted for a particular proposal, the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Thus, abstaining will have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

             Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to solicit directions from their beneficial owners on how to vote such shares. Such brokers may also vote shares on certain proposals when they have not received such directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares. Under the policies of the NYSE, if KCSI's subsidiaries that are brokers do not receive directions, they are entitled to vote only in the same proportion as the shares represented by votes from all other record holders.

             When a stockbroker does not vote, it is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because in most cases some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

             Stockholders  who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCSI whose names are listed on the related proxy card. A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCSI.

             The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors of the persons nominated by management, FOR approval of the performance-based compensation plan for the Chief Executive Officer of Janus Capital Corporation, FOR ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1997; and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. However, the Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

             A stockholder may revoke a properly executed proxy with a later-dated, properly executed proxy or other writing delivered to the Corporate Secretary of KCSI at any time before the polls for the Annual Meeting are closed. Attendance at the Annual Meeting will not have the effect of revoking a properly executed proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted. Stockholders whose shares are held by a broker will have to contact the broker to determine how to revoke a proxy solicited through the broker.

        DIVIDEND REINVESTMENT PLAN PARTICIPANTS

             If a stockholder participates in KCSI's Dividend Reinvestment Plan (the "DRIP"), the proxy card will represent the number of shares (including fractional shares) held on behalf of the stockholder in the DRIP on the record date, as well as shares registered in the stockholder's name.

        EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS

             Participants in KCSI's employee stock ownership plan (the "KCSI ESOP") are provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of the KCSI ESOP how to vote the shares of Common Stock held on behalf of such participant. The KCSI ESOP trustee is required under the trust agreement to vote the shares in accordance with the instructions indicated on the voting instruction card. If the voting instruction card is not returned, the trustee is required under the applicable trust agreement to vote such shares, as well as any unallocated shares, in the same proportions as the shares for which voting instruction cards were received from the plan participants. The voting instruction card should be returned to the trustee in the envelope provided and should not be returned to KCSI. The mailing address of the trustee is UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, Attention: Kansas City Southern Industries Employee Stock Ownership Plan. KCSI ESOP participants who wish to revoke a voting instruction card will need to contact the trustee and follow its procedures.

             Confidentiality of Voting of KCSI ESOP Participants. Under the terms of the KCSI ESOP trust agreement, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

                                PRINCIPAL STOCKHOLDERS

             The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock; and (ii) all KCSI officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. The percentage ownership is based on the number of shares outstanding as of the Record Date. Except as otherwise noted, the holders have sole voting and dispositive power.

                                                                       Percent
                                                     Common              of
        Name and Address                             Stock<F1>          Class

        The Employee Stock Ownership Plan<F2>        3,192,172<F2>      8.4%

        UMB Bank, N.A., as trustee                   3,194,772<F2>      8.4%
        of The Employee Stock
        Ownership Plan and other fiduciary
        accounts<F2>

        Southeastern Asset Management, Inc.<F3>      5,443,600<F3>     14.4%

        All Directors and Executive Officers         1,743,692<F4>      4.6%
        as a Group (16 Persons)

        <F1>
        Share amounts calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which results in the inclusion of shares that may be acquired upon the exercise of options or other convertible securities that are exercisable at the Record Date or will become exercisable within 60 days of such date (the "Additional Shares"). Percentage ownership is based on the number of shares outstanding as of the Record Date plus the Additional Shares. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted and except for shares held by the ESOP, the holders have sole voting and dispositive power over the shares.

        <F2>
        Based on information reported in Amendment No. 9 to Schedule 13G, dated February 13, 1997, jointly filed by UMB Financial Corporation ("UMBFC"), its wholly owned subsidiary UMB Bank, N.A. ("UMB") and The Employee Stock Ownership Plan (the "ESOP"). UMB is the trustee of the ESOP. Shares reported as held by UMB include the shares held as trustee of the ESOP. Voting and dispositive power over the shares held by the ESOP that are allocated to participant accounts are vested in the ESOP participants (they have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase). Any unallocated shares are to be voted by the trustee in the same proportion as the allocated shares. All shares have been allocated to participants' accounts. Therefore, UMB and the ESOP disclaim beneficial ownership of all shares held in the ESOP. The amount shown for UMB does not include 140,446 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power. UMBFC reports that it does not beneficially own any shares of KCSI stock because UMBFC is prohibited by law from directing voting or disposition of such shares and therefore excludes the 3,335,218 shares held by UMB in various capacities. The address for UMBFC, UMB and the ESOP is 1010 Grand Boulevard, Kansas City, Missouri 64106.

        <F3>
        Based upon information in Amendment No. 2 to Schedule 13G, dated January 31, 1997, Southeastern Asset Management, Inc. ("Southeastern") is a registered investment adviser, and holds all such shares for its clients. The Schedule 13G provides that it is not to be construed as an admission that Southeastern is the beneficial owner. The Schedule 13G is filed jointly with Longleaf Partners Fund, an investment company registered under the Investment Company Act. Mr. O. Mason Hawkins, the Chairman of the Board and Chief Executive Officer of Southeastern, disclaims beneficial ownership of the shares. The address for Southeastern is 6075 Poplar Avenue, Suite 900, Memphis, Tennessee 38119.

        <F4>
        Includes  1,053,550  shares  which  may  be  acquired  through  option exercises and 89,491 shares allocated to the accounts of officers under the ESOP. Certain directors and executive officers disclaim beneficial ownership of 58,900 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.


                        STOCK OWNED BENEFICIALLY BY DIRECTORS
                            AND CERTAIN EXECUTIVE OFFICERS

             The following table sets forth information, as of the Record Date, concerning the Board of Directors' and certain executive officers' beneficial ownership of KCSI's Voting Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI except Thomas H. Bailey, who owns 1,200,000 shares (or approximately 12 percent) of the outstanding common stock of Janus Capital Corporation. None of the directors or executive officers below owns any shares of Preferred Stock.

        Name and Relationship                   Common Stock<F1>

        A. Edward Allinson                           23,811*<F2>
        Director

        Thomas H. Bailey                              8,819*<F3>
        Chairman of the Board, Chief
        Executive Officer and President of
        Janus Capital Corporation

        Paul F. Balser                               23,000*<F4>
        Director

        James E. Barnes                              26,000*<F5>
        Director

        Michael G. Fitt                              24,200*<F6>
        Director

        Michael R. Haverty                           24,526*<F7>
        Director, Executive Vice President

        Paul H. Henson                              168,224*<F8>
        Chairman of the Board

        Joseph D. Monello                           100,369*<F9>
        Vice President and
        Chief Financial Officer

        Landon H. Rowland                         1,028,014<F10>
        Director, President, Chief                      2.7%
        Executive Officer

        Jose F. Serrano                              9,000*<F11>
        Director

        Morton I. Sosland                           99,588*<F12>
        Director

        All Directors and Executive               1,743,692<F13>
        Officers as a Group (16 Persons)                4.6%


        *  Less than 1% of the shares outstanding of the class

        <F1>
        Share amounts calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which results in the inclusion of shares that may be acquired upon the exercise of options or other convertible securities that are exercisable at the Record Date or will become exercisable within 60 days of such date (the "Additional Shares"). Percentage ownership is based on the number of shares outstanding as of the Record Date plus the Additional Shares. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted and except for shares held by the ESOP, the holders have sole voting and dispositive power over the shares.

        <F2>
        Includes 21,800 shares that may be acquired through option exercises and 800 shares held in a Keogh Plan.

        <F3>
        Includes 6,923 shares allocated to his account under the ESOP.

        <F4>
        Includes 23,000 shares that may be acquired through option exercises.

        <F5>
        Includes 23,000 shares that may be acquired through option exercises and 3,000 shares held jointly with his wife.

        <F6>
        Includes 3,200 shares held in trust and 21,000 shares that may be acquired through option exercises.

        <F7>
        Includes 924 shares allocated to his account in the ESOP and 50 shares held by his minor children.

        <F8>
        Includes 8,288 shares allocated to his account under the ESOP.

        <F9>
        Includes 11,008 shares allocated to his account in the ESOP and 71,000 shares that may be acquired through option exercises.

        <F10>
        Includes 768,000 shares that may be acquired through option exercises, 19,980 shares allocated to his account under the ESOP and 159 shares in the KCSI Profit Sharing Plan.

        <F11>
        Includes 9,000 shares that may be acquired through option exercises.

        <F12>
        Includes 23,000 shares which may be acquired through option exercises and 1,600 shares held in trust over which he has sole voting and dispositive power as trustee. Also includes 4,000 shares held by his wife and the following shares over which he has shared voting and/or dispositive power, but as to which beneficial ownership is disclaimed:
        12,000 shares held by certain companies of which he is a director; 37,300 shares held as co-trustee of certain testamentary trusts; 8,000 shares in a charitable foundation of which he is a director.

        <F13>
        Includes 1,053,550 shares which may be acquired through option exercises and 89,491 shares allocated to the accounts of officers under the ESOP. Certain directors and executive officers disclaim beneficial ownership of 58,900 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

                       PROPOSAL 1 - ELECTION OF THREE DIRECTORS

             The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2000 or when their successors are elected and qualified.

             Three persons have been nominated by management for election as directors. All of these nominees are presently directors of KCSI, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

             KCSI's Bylaws provide that from and after January 19, 1990, no person who has attained the age of 72 shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

             As explained further under "Voting," nominees for Director are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

        NOMINEES   FOR  DIRECTORS  TO  SERVE   UNTIL  THE  ANNUAL  MEETING  OF
        STOCKHOLDERS IN 2000

        MICHAEL G. FITT, age 65, has been a director of KCSI since 1986. He was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. He is now retired. Employers Reinsurance Corporation is a subsidiary of General Electric Capital Services, Inc. Mr. Fitt is also a director of DST Systems, Inc., Kansas City, Missouri and NAC RE Corp., Greenwich, Connecticut.

        MICHAEL R. HAVERTY, age 52, has been a director and Executive Vice President of KCSI and President and Chief Executive Officer of The
        Kansas City Southern Railway Company ("KCSR") since 1995. He previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991.

        MORTON I. SOSLAND, age 71, has been a director of KCSI since 1976. He has been Chairman of the Sosland Companies, Inc. (the "Sosland
        Companies"), Kansas City, Missouri, since January 1993 and was President from July 1968 through December 1992. He has also served as Chairman of Sosland Publishing Company, Kansas City, Missouri, since 1984. The Sosland Companies are publishers and venture capital investors. Mr. Sosland is also a director of CompuServe Corporation, Columbus, Ohio and H & R Block, Inc., Kansas City, Missouri.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                         "FOR"
                        THE ELECTION OF MANAGEMENT'S NOMINEES


                                THE BOARD OF DIRECTORS

             The Board of Directors met eight times in 1996. The Board meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended at least seventy-five percent of the meetings of the Board in 1996.

        DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1998

        A. EDWARD ALLINSON, age 62, has been a director of KCSI since 1990. He has been an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS") and Executive Vice President of State Street Boston Corporation since March 1990. He served as Chief Executive Officer of BFDS from March 1990 until August 1992. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. Mr. Allinson is a director of DST Systems, Inc., Kansas City, Missouri.

        PAUL F. BALSER, age 55, has been a director of KCSI since 1990. He has been a Managing Partner of Generation Partners, L.P., New York, New York, since August 1995. Generation Partners is an investment firm specializing in privately negotiated equity and venture capital investments. He was a Partner of Centre Partners, L.P., New York, New York from September 1986 through July 1995. Mr. Balser is also a director of Carbide/Graphite Group, Inc., Pittsburgh, Pennsylvania and Scientific Games, Inc., Atlanta, Georgia, as well as a number of private companies.

        PAUL H. HENSON, age 71, has been a director and Chairman of the Board of KCSI since 1990 and had previously served as a director of KCSI from 1966 through 1980. Mr. Henson is also a director of Duke Power Company, Charlotte, North Carolina.

        LANDON H. ROWLAND, age 59, has been a director of KCSI since 1983. He has been President of KCSI since July 1983 and Chief Executive Officer of KCSI since January 1987. He has been Chairman of the Board of KCSR since May 1990 and a director of that Company since May 1982, and was Chairman of the Board and a director of DST Systems, Inc. from June 1983 to September 1995. Mr. Rowland is also a director of Janus Capital Corporation, Berger Associates, Inc. and Transportacion Maritima Mexicana, S.A. de C.V.

        DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999

        JAMES E. BARNES, age 63, has been a director of KCSI since 1986. He is Chairman of the Board, President and Chief Executive Officer of MAPCO Inc., Tulsa, Oklahoma, and has served in this capacity since September 1995. He was Chairman of the Board and Chief Executive Officer from December 1991 to September 1995 and Chairman of the Board, President and Chief Executive Officer from May 1986 to December 1991. MAPCO processes, transports, stores, purchases and sells petroleum and natural gas liquid products. Mr. Barnes is also a director of BOK Financial Corporation, Tulsa, Oklahoma; SBC Communications Inc., San Antonio, Texas; and MAPCO Inc., Tulsa, Oklahoma.

        JOSE F. SERRANO, age 56, has been a director of KCSI since 1996. He is Chairman and Chief Executive Officer of Transportacion Maritima Mexicana, S.A. de C.V. ("TMM"). TMM is the largest maritime shipping company in Mexico and one of the leading companies among the world's maritime carriers serving Mexican ports. TMM also transports cargo to ports around the world and has trucking operations in Mexico. TMM and KCSI jointly own the Texas Mexican Railway Company and Transportacion Ferroviaria Mexicana, S. de R.L. de C.V.

        COMMITTEES OF THE BOARD OF DIRECTORS

             The Board of Directors has established the following standing committees: Executive Committee (which also nominates individuals to serve as directors of KCSI), Audit Committee, Compensation and
        Organization Committee and Finance and Strategy Committee. The committees are organized at the Board's annual meeting immediately following KCSI's annual meeting of stockholders. Since May 1996, there were four meetings of the Executive Committee, three meetings of the Audit Committee, three meetings of the Compensation and Organization Committee, and no meetings of the Finance and Strategy Committee. All directors attended at least 75 percent of the total of all meetings of all committees on which they served during 1996.

        THE EXECUTIVE COMMITTEE

             The Executive Committee consists of KCSI's Chairman of the Board, its Chief Executive Officer and two outside directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board in the management of KCSI in all cases in which direction has not been specifically reserved by the full Board.

             The Executive Committee also serves as the Board's nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chief Executive Officer is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

             The members  of the  Executive Committee are:   James  E. Barnes,
        Paul H. Henson, Landon H. Rowland and Morton I. Sosland.

        THE AUDIT COMMITTEE

             The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services.

             The members of the Audit Committee are:  Paul F.  Balser, Michael
        G. Fitt and Jose F. Serrano.

        THE COMPENSATION AND ORGANIZATION COMMITTEE

             The Compensation and Organization Committee (the "Compensation Committee") consists of at least three outside directors (as defined under applicable federal income tax and securities laws) elected by the Board to serve one-year terms. The Compensation Committee has the authority to:

             (a) authorize all salaries for certain KCSI and subsidiary company officers and supervisory employees (other than officers and supervisory employees of Janus Capital Corporation);

             (b) administer the incentive compensation plans of KCSI and KCSR and KCSR's subsidiaries in accordance with the terms of those plans and determines any incentive allowances made to their officers and staff;

             (c) administer KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and affiliates are permitted to subscribe to and purchase shares of KCSI common stock through payroll deductions;

             (d) administer KCSI's Profit Sharing Plan and 401(k) Plan and make recommendations to the Board concerning allocations of funds under and administer and report such matters to the Board;

             (e) act as KCSI's stock option plan committee and administer KCSI's stock option plans, other than the 1993 Directors' Stock Option Plan, in accordance with KCSI's Bylaws, the terms of the plans and the applicable laws; and

             (f) initiate, review and approve the succession plans and major organizational changes.

             The members of  the Compensation and Organization  Committee are:
        A. Edward Allinson, James E. Barnes and Morton I. Sosland.

             The Committee's report on executive compensation is set forth in the section under "Management Compensation."

        COMPENSATION  AND   ORGANIZATION  COMMITTEE  INTERLOCKS   AND  INSIDER
        PARTICIPATION

             Thomas S. Carter, who was a member of the Compensation and Organization Committee during part of 1996, was an officer of The Kansas City Southern Railway Company ("KCSR") and the Louisiana & Arkansas Railway Company, a subsidiary of KCSR, until his retirement in 1990. Mr. Carter holds limited partnership interests for himself or members of his immediate family in certain limited partnerships of which a subsidiary of DST Systems, Inc. ("DST"), National Realty Partners, Inc. ("NRP"), serves as general partner (until November 1995, DST was a wholly owned subsidiary of KCSI and at December 31, 1996 was 41% owned by KCSI and at December 31, 1996 was 41 percent owned by KCSI). During 1996, a management fee of $10,000 was paid to NRP Inwood Towers, L.P.

        THE FINANCE AND STRATEGY COMMITTEE

             The Finance and Strategy Committee consists of KCSI's Chairman of the Board and four outside directors elected by the Board to serve one-year terms. The Finance and Strategy Committee reviews financial plans, major capital investments, long-term strategic plans, and KCSI's acquisition and divestiture programs and makes recommendations with regard to such reviews to the Board.

             The members of the Finance and Strategy Committee are: Paul F. Balser, James E. Barnes, Michael G. Fitt, Paul H. Henson and Morton I. Sosland.

        COMPENSATION OF DIRECTORS

             Directors  who  are  officers   or  employees  of  KCSI   or  its
        subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 1996 to any director or officer of KCSI for service on any board of directors of any subsidiary of KCSI other than Janus Capital Corporation. (Although Mr. Rowland serves as a director of Janus Capital Corporation, he does not accept any fees for such service.) From January through April 1996, directors, who were not officers or employees of KCSI or its subsidiaries or affiliates (the "Outside Directors"), received a total retainer of $7,000. They also receive $2,000 and expenses for each KCSI Board meeting attended or $1,000 for each telephonic Board meeting in which they participated. During this same time, such directors also received $1,000 plus expenses for each KCSI committee meeting attended (whether in person or by telephone).

             Beginning   in  May  1996,   the  Outside  Directors   have  been
        compensated as follows.

             No retainers are paid for Board membership or for service as a Chair of a committee.

             Fees for attendance at a Board meeting are $4,000 per meeting ($2,000 for participation by telephone).

             Fees for attendance at a Committee meeting are $2,000 per meeting
             ($1,000  for participation  by  telephone).    The Chair  of  the
             Committee receives an extra $500 for each Committee meeting.

             Options to buy 3,000 shares of KCSI Common Stock will be automatically granted immediately following each annual meeting of KCSI's stockholders. In addition, a one-time grant of options to purchase 6,000 shares of KCSI Common Stock is made when a Director first joins the Board.

             The Directors Retirement Plan was frozen as of May 1, 1996 and there will be no retirement benefit for new Directors. The present value of accrued benefits under the Directors Retirement Plan for those Directors who continued service on the Board following KCSI's 1996 annual meeting of stockholders was transferred to such Directors' accounts in the Directors' Deferred Fee Plan and earn a return based upon a hypothetical investment in KCSI Common Stock.

             Directors of KCSI are (and directors of certain KCSI subsidiaries were) permitted to defer receipt of directors fees under unfunded directors' deferred fee plans adopted by the respective Boards of Directors of each such corporation, and either to receive interest on such fees until they have been paid to them or, in the case of KCSI directors, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI and KCSR plans is set at the prime rate of a certain national bank less one percent. Distributions under the plans are allowed in certain instances as approved by the respective Boards of Directors. The KCSI and KCSR deferred fee plans also allow the respective directors to elect to receive deferred amounts in installments payable over several years.

            PROPOSAL 2 - APPROVAL OF A PERFORMANCE-BASED COMPENSATION PLAN
             FOR THE CHIEF EXECUTIVE OFFICER OF JANUS CAPITAL CORPORATION

             The KCSI Compensation Committee has approved a performance-based incentive compensation plan for Thomas H. Bailey, the Chief Executive Officer of Janus, (the "Incentive Plan") subject to stockholder approval. The purpose of the Incentive Plan is to give Mr. Bailey the opportunity to earn total compensation competitive with the market based on comparative data, prepared by independent compensation consultants, for investment management and financial services organizations of similar size to Janus. The Incentive Plan (as well as other incentive compensation plans that have been implemented at Janus) is also designed to encourage and reward excellent performance, as measured by the achievement of performance goals that are in line with the stockholders' short and long term interests.

             An important concern of the KCSI Compensation Committee in approving the Incentive Plan is to ensure that any compensation paid under the plan is deductible for federal income tax purposes. Under
        Section 162(m) of the Internal Revenue Code, public companies cannot deduct compensation in excess of $1 million paid to any of the executive officers named in the company's summary compensation table under compensation plans adopted after February 1993 unless the compensation is "performance-based" as defined in Section 162(m).
        Section 162(m) generally defines performance-based compensation as compensation payable solely on account of the satisfaction of preestablished performance goals determined by a committee of outside directors, but only if the plan has been approved by the company's stockholders. KCSI is, therefore, submitting the Incentive Plan for stockholder approval.

             As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the annual meeting that are entitled to vote on the proposal, assuming a quorum.

        THE INCENTIVE COMPENSATION PLAN

             Description. The Incentive Plan would allow Mr. Bailey to earn incentive compensation in each calendar year payable in cash ranging from none (if none of the minimum performance goals are reached) up to 125 percent (if all of the maximum performance goals are reached) of his base salary for that year. If the maximum performance goals are reached in any one year, total incentive compensation paid to Mr. Bailey would not exceed $1.25 million for that year. The percentage of base salary would be determined by whether the Janus attained a threshold goal and minimum, target or maximum "stretch goals." The threshold goal is based solely on levels of pre-tax income in relationship to changes in revenues. The stretch goals are based on both revenue growth and growth in pre-tax income in relationship to revenue growth. The stretch goals do not increase Mr. Bailey's incentive compensation unless the threshold goal is met and Janus revenues increase. The specific threshold goal and the stretch goals are determined by the KCSI Compensation and Organization Committee (the "KCSI Compensation Committee") generally prior to each applicable year.

             Administration. The Incentive Plan is administered by the KCSI Compensation Committee. If approved by stockholders, the KCSI Compensation Committee may not vary the terms of the Incentive Plan. Under the terms of the Incentive Plan as approved by the KCSI Compensation Committees and in accordance with Section 162(m), Janus cannot pay any incentive compensation unless and until the KCSI Compensation Committee certifies in writing that the goals and any other material conditions were, in fact, satisfied. The Incentive Plan does not have a date certain at which the Incentive Plan terminates.

             Incentive Plan Benefits. No incentive compensation has been paid under the Incentive Plan, and KCSI cannot determine the amount of the awards that will be paid to Mr. Bailey under the Incentive Plan because the payments are dependent upon the future financial performance of Janus. Assuming that the Incentive Plan was in effect in 1996, the following incentive compensation would have been paid to the following individuals or groups.

                                  NEW PLAN BENEFITS

        Name and Position                       1996 Incentive Compensation
                                                 (assuming plan effective
                                                         in 1996)

        Paul H. Henson                                Not Eligable
        Chairman of the Board

        Landon H. Rowland                             Not Eligable
        President and Chief Executive Officer

        Michael R. Haverty                            Not Eligable
        Executive Vice President

        Thomas H. Bailey                              $731,250*
        Chairman of the Board and
        Chief Executive Officer of
        Janus Capital Corporation

        Joseph D. Monello                             Not Eligable
        Vice President and Chief Financial
        Officer

        Current Executive Officers                    $731,250
        as a Group (only Mr. Bailey
        is eligible)

        Current Non-Employee Directors                Not Eligable
        as a Group

        All Current Employees including               Not Eligable
        Non-Executive Officers as a Group


        *  Based on 1996 actual base salary.

        FEDERAL INCOME TAX CONSEQUENCES

             If KCSI stockholders approve the Incentive Plan, KCSI will, upon accrual of the obligation to pay the compensation, incur a compensation expense both for financial statement and federal income tax purposes. If Mr. Bailey earns incentive compensation under the Incentive Plan, he will recognize ordinary income when he receives the incentive compensation.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
               APPROVAL OF THE PERFORMANCE-BASED COMPENSATION PLAN FOR
               THE CHIEF EXECUTIVE OFFICER OF JANUS CAPITAL CORPORATION


                PROPOSAL 3 - RATIFICATION OF THE BOARD OF DIRECTORS'
                         SELECTION OF INDEPENDENT ACCOUNTANTS

             The  Audit Committee has recommended,  and the Board of Directors has selected, the firm of Price Waterhouse LLP as KCSI's independent accountants to examine the consolidated financial statements of KCSI for 1997. Price Waterhouse LLP served as KCSI's independent accountants for 1996. No relationship exists between KCSI and Price Waterhouse LLP other than that of independent accountant and client.

             KCSI has traditionally sought its stockholders' ratification of the Board of Directors' selection of KCSI's independent accountants even though KCSI is not legally required to do so. If KCSI's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Board of Directors feels that such change would be in the best interest of KCSI and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee and the Board will re-evaluate their decision.

             One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if desired, and to respond to appropriate questions by stockholders.

             As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                       RATIFICATION OF THE BOARD OF DIRECTORS'
                          SELECTION OF PRICE WATERHOUSE LLP


                               MANAGEMENT COMPENSATION

        COMPENSATION   AND   ORGANIZATION   COMMITTEE  REPORT   ON   EXECUTIVE
        COMPENSATION

        INTRODUCTION

             The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. So that this responsibility may be impartially administered, the Board requires that the Committee consist of directors who are not officers or employees of KCSI and who are not eligible to participate in any discretionary part of the compensation plans administered by the Committee. The Board emphasizes its overall objective by also relating the outside directors' compensation to stockholder value. To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants.

             The Committee seeks to align the interests of KCSI executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholders' value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that KCSI should provide such interest only after KCSI's stockholders have first experienced an increase in the value of their investment.

             Over the past several years, the Committee has been implementing this strategy by restructuring the compensation packages of KCSI's top executives (except Janus and Berger) as follows.

             Freezing base salaries for three to five years.

             Eliminating participation in any annual cash incentive program.

             Providing stock-based incentives through awards of:

             "Performance" stock options that require, for the recipient to receive any benefits, sustained price increases in KCSI's common stock or for the executives to remain with KCSI for an extended period of time; and

             Restricted stock, which is earned only if the executive remains employed by KCSI for a prescribed period (use of this type of grant has been limited to a select few executives).

             Emphasizing long-term stock ownership through:

             An agreement with the Chief Executive that a majority of the net after-tax value of any stock-based awards will be maintained in the form of KCSI stock while the executive remains employed by KCSI; and

             The Committee's consideration of the retention of past KCSI stock-based awards in determining the levels of future stock-based grants.

             In  1992,  the  Committee  began  implementing  its  compensation strategy by restructuring the compensation packages of three senior executives, including Mr. Rowland. Base salaries for these three executives were frozen for five years, participation in the annual incentive program was eliminated and awards of performance stock options and restricted stock were made.

             In 1995, the Committee further implemented its compensation strategy by entering into compensation packages modeled after the 1992 compensation packages with the twenty-eight most senior executives of KCSI and KCSR. This group includes all executive officers (other than Messrs. Henson and Rowland) identified as important to the long-term success of KCSI. Base salaries were frozen for three years, participation in the annual incentive program was eliminated and performance stock options were awarded. The result is that a significant portion of these compensation packages is based upon at-risk components. The next section of this report details the compensation program for these executives.

        COMPENSATION PACKAGE COMPONENTS

             Base Salary. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, and experience. The Committee did not give any specific weighing to any of these factors and did not consider KCSI's corporate performance in setting base salary levels.

             The Committee targeted the 75th percentile of the observed competitive market practice in setting base salary levels for the executives whose compensation packages were restructured at the end of 1995, but adjusted the salaries in light of the factors mentioned above. The Committee chose such levels based on the fact that for three years base salaries for these executives would be frozen, such executives would not participate in any cash-based annual incentive plans and such executives had a higher risk (because of the use of the stock based incentives) of not being compensated than they would if they had participated in the annual incentive program.

             The compensation surveys used to determine competitive market pay range focused on industrial companies, including both transportation and non-transportation companies, having the same level of revenues as KCSI and excluded companies in dissimilar industries and financial services. Financial services businesses were excluded because the executives were primarily responsible for the other businesses of KCSI. These compensation surveys include some of the companies comprising the Dow Jones Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives than a more
        narrow sample  of  transportation  companies.   Pay  data  from  these
        surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI.

             Stock  Compensation.    The  key  component  of  the  Committee's
        strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through performance stock options (grants of restricted stock were made to a limited number of KCSI's senior executives in 1992 and 1993 and have not been awarded since). By using primarily performance stock options, the Committee seeks to ensure that the executives will be compensated only after KCSI's stockholders have experienced a sustained increase in their investment and that any such compensation is linked directly to such increases in KCSI's stock price or if the executive remains with KCSI for an extended period.

             To determine how many options to grant in connection with the 1995 restructured compensation packages, the Committee first considered each individual's targeted total compensation over the three-year period of the employment agreement, absent the restructuring, using the compensation surveys mentioned above and estimated potential earnings under KCSI's annual incentive compensation plan. Targeted total incentive compensation was approximately  the  total of  the  75th  percentile  of the  range  of potential short term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts were then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and the extent to which previously awarded stock incentives have been retained in the form of KCSI stock. The Committee did not give any specific weighing to any of these factors and did not consider KCSI's corporate performance in determining total target compensation levels. An option valuation model was utilized to calculate the risk-adjusted value of each performance stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the entire period of the compensation package and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

             In addition, the Committee structured these options so that there had to be substantial appreciation in the market price of KCSI Common Stock in order for total compensation of the executives to equal or exceed the estimated amount of total compensation that they would have received under the prior compensation structure. The performance stock options were structured to reward the executives when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if the executive remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate that was slightly above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). By structuring the option awards this way, the executives would not be rewarded unless the stockholders of KCSI first received an above average market return.

             The management committee of Janus Capital Corporation ("Janus"), with the aid of an independent compensation consultant, set Mr. Bailey's base salary and incentive compensation for 1996. That compensation package was limited to a total of $1 million in order to maintain the deductibility for federal income tax consequences. The Board of Directors of Janus ratified the salary determinations of the Janus management committee.

        COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

             Mr. Rowland's compensation package was one of the first to be restructured to link a significant portion of his total compensation to changes in stockholder value. Effective January 1992, Mr. Rowland entered into an employment agreement with KCSI that fixed his annual base salary for five years at $500,000. This level was, at the time, between the 50th and 75th percentile levels of the range of base salaries indicated on the surveys utilized by the Committee in 1992. Mr. Rowland's base salary was not adjusted since it was established in 1992 until the Company entered into a new employment agreement with him effective in January 1997.

             As part of Mr. Rowland's 1992 compensation package, he was given incentives to increase stockholder value through a grant of performance stock options and incentives to remain with KCSI through grants of restricted stock. The Committee followed the same approach discussed above in connection with the twenty-eight most senior executives of KCSI and KCSR in determining the amount and structuring of the performance stock awarded Mr. Rowland. In addition, Mr. Rowland has agreed to retain ownership in himself or the members of his immediate family of at least a majority of all restricted stock and stock acquired through the exercise of options awarded under the agreement (less shares forfeited or used to pay the option exercise price or taxes). Mr. Rowland's prior compensation is discussed in more detail in the Committee's earlier reports and stockholders should refer to those reports for further information.

             Mr. Rowland's  1992  employment agreement  terminated in  January
        1997.    During  1996,  the  Committee  negotiated  a  new  employment agreement with Mr. Rowland, which was effective January 1, 1997.

             Under Mr. Rowland's 1997 employment agreement, he receives a fixed annual base salary of $750,000, which may not be increased prior to January 1, 2000. In addition, Mr. Rowland is not entitled to participate in any KCSI annual incentive compensation plans for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees.

             This compensation package is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other twenty-eight executives of KCSI and KCSR discussed above. The Committee set Mr. Rowland's new base salary in the upper quartile of the observed base salary ranges indicated in the surveys utilized. The Committee set his salary at that level in part because he already has a significant level of equity interest in KCSI, which based upon the surveys utilized is greater than a vast majority of Mr. Rowland's peers. The Committee also considered Mr. Rowland's agreement in his new employment agreement that if his employment with KCSI is terminated, he would not be involved with any business that competes with KCSI or any of its subsidiaries. The Committee did not give special weight to any of the factors considered and did not consider the financial performance of KCSI or its subsidiaries.

             Additionally, although Mr. Rowland has a significant level of equity interest in KCSI, and as a result the Committee has achieved its original stock ownership goals for Mr. Rowland, the Committee wants to continue to increase his equity interest in KCSI consistent with the Committee's compensation strategy. Mr. Rowland was, therefore, also granted 153,000 performance stock options in connection with this new compensation package. The number of such options and their structure (except as indicated below) was determined using the same methods used for the twenty-eight other executives of KCSI and KCSR discussed above. The Committee varied the structure of Mr. Rowland's performance options, however, by setting the target stock prices (at which point a portion of the options become exercisable) using an assumed percentage rate of increase in the market price of KCSI Common Stock that was higher than the rate used to calculate the target prices for the performance options granted to the other twenty-eight executives of KCSI and KCSR. The grant is intended to cover the three year period during which Mr. Rowland does not participate in any KCSI annual incentive compensation plan and is designed to result in total compensation between the median and 75th percent level of the range of total compensation indicated in the surveys.

             Consistent with the Committee's overall goal of maintaining Mr. Rowland's equity interest in KCSI, Mr. Rowland has also agreed in his 1997 employment agreement that while he is employed by KCSI he or members of his immediate family will retain ownership of at least a majority of the shares of the restricted stock awarded in connection with his 1992 employment agreement and shares of stock acquired upon exercise of stock options granted in connection with both his 1992 and 1997 employment agreements (other than shares transferred to KCSI to pay the exercise price of stock options or used to satisfy withholding tax requirements in connection with such awards).

        DEDUCTIBILITY OF COMPENSATION

             Section 162(m) of the Internal Revenue Code limits the deduction for federal income tax purposes of compensation in excess of $1 million dollars paid by publicly held corporations to any of the executive officers listed in the summary compensation table unless it is "performance-based" or arises from a plan or agreement in effect on or prior to February 17, 1993 that has not been materially modified.

             The Committee intends to qualify all compensation expense as deductible for federal income tax purposes. Until recently, the compensation packages of the named officers (other than Mr. Bailey) were comprised of base salary, cash incentive compensation and stock compensation, and the highest total base salary and incentive compensation to be paid under those arrangements was within the $1 million limit. KCSI believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option plans qualify as performance-based compensation for purposes of
        Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes.

             Mr. Bailey's 1997 compensation package has the potential to result in total compensation in excess of the $1 million limit of
        Section 162(m). KCSI is, therefore, taking the necessary steps, including requesting stockholder approval of his incentive compensation plan in this proxy statement (see proposal 2), to ensure that any such compensation will be deductible for federal income tax purposes.

        This report was presented to and approved by the Board of Directors.

        The Compensation and Organization Committee.

             A. Edward Allinson
             James E. Barnes, Chairman
             Morton I. Sosland


        STOCK PERFORMANCE GRAPH

             The following graph shows the changes in value over the five years ending December 31, 1996 of an assumed investment of $100 in:
        (i) KCSI's Common Stock; (ii) the stocks that comprise the Dow Jones Transportation Average Index(1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested at the end of each quarter during the fiscal year paid.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             RELATIVE MARKET PERFORMANCE
                               TOTAL RETURN 1992 - 1996


                        [GRAPH INSERTED HERE IN PAPER FORMAT]


        Year Ended
        December 31,                  1991   1992   1993   1994   1995   1996

        KCSI Total Return             $100   $166   $352   $212   $317   $315

        Dow Jones Transportation
        Average Total Return          $100   $108   $133   $112   $156   $179

        S&P 500 Index Total Return    $100   $108   $118   $120   $165   $203

        <FN1>
        The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.

        <FN2>
        The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over the counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.



        SUMMARY COMPENSATION TABLE

             The Summary Compensation table shows certain information concerning the compensation paid by KCSI to the Chief Executive Officer of KCSI and certain of the most highly compensated executive officers during 1996 (based upon the total salary and bonus paid during 1996).

                                                            Long Term
                                                           Compensation
                                Annual Compensation            Awards

                                                    Other                 All
     Name                                           Annual  Securities   Other
     and                                            Compen- Underlying  Compen-
     Principal                  Salary   Bonus<F1>  sation  Options/    sation
     Position          Year      ($)         ($)      ($)    SARs (#)     ($)

     Paul H. Henson    1996     260,004      ---     ---        ---     $ 25,997<F2>
     Chairman of the   1995     260,004      ---     ---        ---     $ 45,988
     Board             1994     260,004      ---     ---        ---     $ 26,108

     Landon  H.        1996     500,004      ---    52,252<F3> 153,000  $ 88,816<F4>
     Rowland           1995     500,004      ---     ---        ---     $202,998
     President         1994     500,004      ---     ---        ---     $ 81,842
     and Chief
     Executive Officer

     Michael R.        1996     500,004      ---     ---        45,000  $ 87,497<F6>
     Haverty           1995<F5> 310,486<F5>  ---     ---       250,000  $112,142
     Executive Vice
     President

     Thomas H. Bailey  1996     585,000<F7> 400,000  ---        ---     $ 14,997<F8>
     Chairman of the   1995     590,000<F7>  ---     ---        ---     $ 13,994
     Board, Chief      1994     553,750<F7>  ---     ---        ---     $ 22,284
     Executive Officer
     of Janus Capital
     Corporation

     Joseph D. Monello 1996     250,008       ---     ---       ---     $ 43,747<F9>
     Vice President    1995     198,900     198,900   ---      105,000  $ 32,820
     and Chief         1994     187,008      93,504   ---       10,000  $ 26,294
     Financial Officer

     <F1>
     Except as otherwise indicated, bonuses paid to the named executives represent cash awards under KCSI's incentive compensation programs.

     <F2>
     All other compensation for Mr. Henson for 1996 is comprised of: (i) a contribution to his account under the ESOP of $5,997; (ii) an amount estimated to be credited to his account under the Executive Plan (a non-qualified deferred contribution plan, which is discussed in more detail under "Other Compensatory Plans" below) of $11,000; (iii) a contribution to his account under KCSI's 401(k) plan of $4,500; and (iv) a contribution to his account under KCSI's profit sharing plan of $4,500. As of December 31, 1996, Mr. Henson held no shares of restricted stock.

     <F3>
     Premiums on disability insurance policy.

     <F4>
     All other compensation for Mr. Rowland for 1996 is comprised of: (i) contributions to his account under the ESOP of $5,997; (ii) an amount estimated to be credited to his account under the Executive Plan of $72,500;
     (iii) interest on deferred director's fees of $1,319; (iv) a contribution to his account under KCSI's 401(k) plan of $4,500; and (v) a contribution to his account under KCSI's profit sharing plan of $4,500. As of December 31, 1996, Mr. Rowland held 8,000 shares of restricted stock, which shares had a market value at that time of $359,500.

     <F5>
     Mr. Haverty has been employed by KCSI since May 1995.

     <F6>
     All other compensation for Mr. Haverty for 1996 is comprised of: (i) a contribution to his account under the ESOP of $5,997; (ii) an amount estimated to be credited to his account under the Executive Plan of $72,500;
     (iii) a contribution  to his account under KCSI's 401(k) plan of $4,500; and
     (iv) a contribution to his account under KCSI's profit sharing plan of $4,500. As of December 31, 1996, Mr. Haverty held no shares of restricted stock.

     <F7>
     Includes directors' fees for 1994, 1995 and 1996 of $6,250, $6,250 and $7,750, respectively, paid to Mr. Bailey in his capacity as director of Janus Capital Corporation and $40,000, $49,000 and $65,000 for the years 1994, 1995 and 1996 for fees in his capacity as a director of the Janus and Aspen Funds.

     <F8>
     All other compensation for Mr. Bailey for 1996 is comprised of: (i) a contribution to his account under the ESOP of $5,997; (ii) a contribution to his account under KCSI's 401(k) plan of $4,500; and (iii) a contribution to his account under KCSI's profit sharing plan of $4,500. As of December 31, 1996, Mr. Bailey held no shares of restricted stock.

     <F9>
     All other compensation for Mr. Monello for 1996 is comprised of: (i) a contribution to his account under the ESOP of $5,997; (ii) an amount estimated to be credited to his account under the Executive Plan of $28,750;
     (iii) a contribution to his account under  KCSI's 401(k) plan of $4,500; and
     (iv) a  contribution to  his account  under  KCSI's profit  sharing plan  of
     $4,500.    As of  December  31,  1996,  Mr.  Monello held  1,000  shares  of restricted stock, which shares had a market value at that time of $44,937.50.


     FISCAL YEAR 1996 OPTION GRANTS TABLE

          The following table sets forth information with respect to the options granted by KCSI during 1996 to KCSI's Executive Officers named in the Summary Compensation Table above.

                                    % of
                                   Total
                  Number of       Options/    Exercise
                  Securities        SARs      or Base
                  Underlying     Granted to    Price                      Grant
                   Options/      Employees     (per                       Date
                     SARs       in  Fiscal    share)<F3>  Expiration      Value<F4>
     Name       Granted(#)<F1>   Year<F2>       ($)       Date<F1>         ($)

     Paul H.          0             N/A        N/A          N/A            N/A
     Henson

     Landon  H.       153,000       52.5%      $49.6875     11/13/2006     $1,945,000
     Rowland

     Michael  R.      45,000        15.4%      $43.1875      1/24/2006     $  493,000
     Haverty

     Thomas H.        0             N/A         N/A           N/A          N/A
     Bailey

     Joseph D.        0             N/A         N/A           N/A          N/A
     Monello


     <F1>
     The options granted Messrs. Rowland and Haverty are non-qualified. These options become exercisable in installments when the stock price of KCSI's common stock reaches certain specified threshold levels and remains at or above such levels for 30 consecutive trading days as follows:

                                  Options Exercisable


     Threshold      $55       $60       $65       $72.50    $75       $85
     Stock Price

     Haverty        15,000              15,000              15,000
     Rowland                  51,000              51,000              51,000


     Once exercisable, the options are exercisable for a period ending ten years after the date of grant of the option subject to earlier termination as provided in the agreement. Alternatively, if Mr. Rowland remains an employee of KCSI through December 31, 1999, and Mr. Haverty through December 31, 1998, then all the options not then exercisable become exercisable on January 1 of the following year for a period of 30 calendar days and then expire. Granted in tandem with these options were limited rights. The limited rights are exercisable only in the event of a change in control and only to the extent the related options are exercisable. The limited rights may be exercised in lieu of the options or any portion thereof. All of the options may become exercisable (if so determined by KCSI's compensation committee) prior to that time if there is a change of control of KCSI (as defined in the stock option plan), and all of the options are subject to voluntary tax withholding rights.

     <F2>
     Options granted to eligible employees, excluding non-employee directors, in 1996 covered a total of 291,390 shares.

     <F3>
     Average of the high and low prices of the Common Stock on the date of grant as reported on the New York Stock Exchange.

     <F4>
     In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Value of the option grants set forth in this table. KCSI's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models require assumptions about the future movement of the underlying stock's price. The following assumptions were made for purposes of calculating Grant Date Value for the options that expire on November 13, 2006: market price of stock $49.6875; exercise price of the options $49.6875; stock volatility* 30.40%; annualized risk-free interest rate 5.80%; option term (in years) 3; stock's dividend yield** 0.81%; and for the options that expire on January 24, 2006: market price of stock $43.1875; exercise price of the options $43.1875; stock volatility* 31.58%; annualized risk-free interest rate 5.27%; option term (in years) 3; stock's dividend yield** 0.93%. (*Stock volatility is based on three-year monthly data. **Dividend yield is calculated by annualizing the most recent dividend paid and dividing by the market price of stock on the date of grant.) The real value of options granted any option holder, including those shown in this table, depends upon the actual performance of KCSI's common stock during the applicable period and upon when the options are exercised and the underlying securities are sold.

     AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

          The following table sets forth information with respect to the aggregate option exercises during 1996 by the named Executive Officers and the number and value of options held by such officers as of December 31, 1996 (the last trading day of the year).


          (a)            (b)            (c)         (d)               (e)

                                                 NUMBER OF          VALUE OF
                                                 SECURITIES        UNEXERCISED
                                                 UNDERLYING       IN-THE-MONEY
                                                 UNEXERCISED      OPTIONS/SARs
                                                 OPTIONS/SARs      AT FY-END
                                                  AT FY-END           ($)
                                                    (#)
                        Shares
                       Acquired
                          on        Value
                      Exercise    Realized<F1>   Exercisable/     Exercisable/
      Name              (#)         ($)          Unexercisable    Unexercisable<F1>


     Paul H. Henson      -0-        N/A           -0-/-0-           N/A

     Landon H. Rowland   -0-        N/A           768,000/153,000   $24,224,368/-0-

     Michael R. Haverty  -0-        N/A           -0-/295,000       -0-/$741,250

     Thomas H. Bailey    -0-        N/A           -0-/-0-            N/A

     Joseph D. Monello   -0-        N/A           71,000/100,000     $1,571,028/-0-

     <F1>

     <F1>
     The dollar value in columns (c) and (e) is calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options on December 31, 1996 (the last trading day of 1996), respectively, times the number of options exercised or held at year end.

        EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

        EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

             MR. ROWLAND. KCSI entered into an Employment Agreement with Mr. Rowland effective January 1, 1997, which provides for Mr. Rowland's continued employment as President and Chief Executive Officer of KCSI.

             The Employment Agreement provides that Mr. Rowland is to serve at the pleasure of KCSI's Board of Directors and does not contain a fixed term of employment. Pursuant to the Employment Agreement, Mr. Rowland receives a fixed annual base salary of $750,000, which is not to be increased prior to January 1, 2000 and is not to be reduced except by mutual agreement of KCSI and Mr. Rowland or except as part of a general salary reduction program applicable to all officers of KCSI. Mr. Rowland is not entitled to participate in any KCSI incentive compensation plan for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees and is provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. Under the Employment Agreement the value of Mr. Rowland's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

             The Employment Agreement provides for twenty-four (24) months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health and life insurance benefits in the event of the termination of his employment without cause, other than in connection with a change of control or a change in ownership of KCSI (as defined in the Employment Agreement), unless such benefits are provided by another employer. In addition, in the year in which such a termination occurs, Mr. Rowland will remain eligible to receive benefits under KCSI's Incentive Compensation Plan, Executive Plan, Profit Sharing Plan, Employee Stock Ownership Plan and Section 401(k) plan, in accordance with the provisions of such plans.

             As part of the Employment Agreement, Mr. Rowland has agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreement) after any termination of his employment and not to engage in, or manage, a business in competition with any business conducted by KCSI or its subsidiaries, in any country or jurisdiction in which KCSI or any of its subsidiaries conduct business, for a period of three years following Mr. Rowland's resignation or termination of his employment for cause or due to his disability.

             During   the  period  of  his  employment  under  the  Employment
        Agreement, Mr. Rowland has agreed to retain ownership in himself or members of his immediate family of at least a majority of the number of shares of (i) KCSI Common Stock ("Restricted Stock") awarded to Mr. Rowland in connection with his previous employment agreement dated January 1, 1992 and (ii) shares of KCSI stock acquired upon exercise of stock options granted on or after December 12, 1991 (other than shares transferred to KCSI to pay the purchase price upon the exercise of stock options or used to satisfy withholding tax requirements).

             If  there  is a  change in  control  of KCSI  (as defined  in the
        Employment Agreement) during the term of the Agreement, Mr. Rowland's employment, executive capacity, salary and benefits would be continued for a three year term at levels in effect on the control change date (as defined in the Employment Agreement). In addition, he would be eligible to participate in any incentive compensation plan, as well as all benefit plans made generally available to executives of his level or to the employees of KCSI generally, and be entitled to exercise immediately all outstanding stock options. With respect to unfunded employer obligations under the benefit plans, Mr. Rowland would be entitled to a discounted cash payment of amounts to which he is entitled. Mr. Rowland's employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the Employment Agreement) he would be entitled to payment of his base salary through termination plus a discounted cash severance payment based on his compensation for the remainder of the three year period and for continuation or payment of benefits to the end of that period. Mr. Rowland is also permitted to resign employment after a change in control upon "good reason" (as defined in the Employment Agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated by KCSI. Mr. Rowland's Employment Agreement also provides for payments to him necessary to relieve him of certain adverse federal income tax consequences if amounts received under the Agreement involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expenses of Mr. Rowland in connection with disputes arising with respect to the Employment Agreement.

             In the event that KCSI terminates Mr. Rowland's employment other than for cause within three years after a change of ownership of KCSI (as defined in the Employment Agreement) and does not offer him "similar employment" (as defined in the Employment Agreement) or terminates such similar employment other than for cause within three years after a change of ownership, the Employment Agreement provides for up to twelve months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health and life insurance benefits. In addition, he would be entitled to immediately exercise all outstanding stock options and, in the year in which such a termination occurs, Mr. Rowland would be eligible to receive benefits under KCSI's Incentive Compensation Plan, Executive Plan, Profit Sharing Plan, Employee Stock Ownership Plan and Section 401(k) plan, in accordance with the provisions of such plans. Mr. Rowland is also permitted to resign employment after a change of ownership if the duties or the base salary of his employment have been altered from his previous duties or base salary at the change of ownership, and to receive the same payments and benefits as if his employment had been terminated by KCSI.

             MESSRS. HAVERTY AND MONELLO. KCSR and KCSI have entered into Employment Agreements with Messrs. Haverty and Monello effective January 1, 1996 which provide, respectively, for Mr. Haverty's continued employment as President and Chief Executive Officer of KCSR and Mr. Monello's continued employment as Vice President & Chief Financial Officer of KCSI. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as Executive Vice President of KCSI and Director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. The Employment Agreements are subject to termination under certain circumstances.

             Pursuant to his Employment Agreement, Mr. Haverty is to receive a base salary of $500,000 per year that shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR. During 1996, 1997 and 1998, Mr. Haverty is not entitled to participate in any KCSI or KCSR incentive compensation plans, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. The Employment Agreement provides that the value of Mr. Haverty's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans. In connection with his initial employment, Mr. Haverty was granted an option to purchase 100,000 shares of KCSI Common Stock, and in lieu of participation in any incentive compensation plans of KCSI or KCSR, Mr. Haverty was granted options to purchase 195,000 shares of KCSI Common Stock.

             Pursuant to his Employment Agreement, Mr. Monello receives as compensation for his services an annual base salary as determined by the Board of Directors of KCSI. Such salary shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSI applicable to all officers of KCSI. Under the Employment Agreement, Mr. Monello is not entitled to participate in any KCSI or KCSR incentive compensation plan during 1996, 1997 or 1998, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. Mr. Monello was also awarded shares of KCSI Common Stock ("Restricted Stock") that are subject to forfeiture in the event his employment is terminated for cause by KCSI or by him voluntarily. The number of shares subject to forfeiture decreases by 1,000 shares on March 31 of each year through 1997 and the shares are no longer subject to forfeiture following termination due to death, disability or retirement to which the Board consents. Shares of Restricted Stock subject to forfeiture are not transferable other than to KCSI without the prior approval of KCSI's Board of Directors. The Employment Agreement provides that the value of Mr. Monello's annual compensation is fixed at one-hundred and seventy-five percent of his base salary for purposes of cash compensation benefit plans.

             In the event of termination without cause by KCSI, the officers would be entitled to twelve months of severance pay at an annual rate equal to their base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. After termination, officers shall not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers will be entitled to participate in the KCSI Profit Sharing Plan, The KCSI portion of the Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if such officer meets the requirements for participation in such termination year.

             If there  is  a change  in control  of KCSI  (as  defined in  the
        Employment Agreements) during the term of the Employment Agreements, the officers' employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in the Employment Agreements). The officers also would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options. With respect to unfunded employer obligations under benefit plans, the officers would be entitled to a discounted cash payment of amounts to which they are entitled. The officers' employment may be terminated after the control  change  date, but  where  it is  other than  "for  cause" (as defined in the Employment Agreements) they would be entitled to payment of their base salary through termination plus a discounted cash severance payment based on their salary for the remainder of the three year period and for continuation or payment of benefits to the end of that period. The officers are also permitted to resign employment after a change in control upon "good reason" (as that term is defined in the Employment Agreements) and advance written notice, and to receive the same payments and benefits as if their employment had been terminated. The Employment Agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the Agreements involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expense of the officers in connection with disputes arising with respect to the Employment Agreements.

             If there is a  change of ownership of KCSI or  KCSR (as that term is defined in the Employment Agreements) during the term of the Agreements, and the officers' employment is terminated other than for cause, (as that term is defined in the Employment Agreements) and the officer does not receive "similar employment" (as that term is defined in the Employment Agreements) or such similar employment is terminated other than for cause within three years of such change of ownership, then for the remainder of the three year period, or for a period of one year, whichever is longer, the officers would be entitled to monthly severance pay equal to one-twelfth of their annual base salary on the date of the change of ownership and for continuation or payment of certain health and life insurance benefits unless such benefits are provided by another employer. In addition, the officers would be able to immediately exercise all outstanding stock options except to the extent permitted by the pertinent stock option agreement and except that no such options shall be exercisable earlier than one year after the date such options are granted. For any options not exercisable, the executive is to be paid the aggregate difference between the option exercise price and the fair market value of KCSI Common Stock on the date of termination. If a change in control of KCSI occurs prior or simultaneously with a change of ownership in KCSI or KCSR, the officers would be entitled only to those benefits provided for upon a change in control.

             MR. BAILEY. Mr. Bailey has the right under an agreement to require KCSI to purchase his shares of stock of Janus Capital Corporation at a price equal to fifteen times the defined after-tax earnings per share of Janus Capital Corporation for the year ended December 31, 1987, or if greater, the year ended immediately prior to the date of his notice. Under that agreement, Mr. Bailey is also entitled upon a termination of his employment within one year of a defined change of ownership of KCSI to receive a payment equal to his prior year's current and deferred compensation.

        EMPLOYMENT CONTINUATION AGREEMENTS

             Under the terms of the Employment Agreements with the named executives, other than Mr. Bailey, if there is a change in control (as defined in such agreements) during the term of an Employment Agreement such Agreements obligate KCSI (or KCSR) to continue for a three year term the employee's executive capacity, salary and benefits at levels in effect on the control change date (as defined in the Agreements). If the employee is terminated after the control change date and within the three year period other than for a defined cause, the agreements provide for a severance payment to the employee based on his compensation for the remainder of the three year period and for continuation or payment of benefits to the end of that period. The employee is also permitted to resign employment after a change in control upon "good reason" (as defined in the Agreements) and to receive the same payments and benefits as if his employment had been terminated. The Agreements also provide for payments to such employees necessary to relieve them of certain adverse federal income tax consequences if amounts received under these agreements involve "parachute payments" under Section 4999 of the Internal Revenue Code. Under these agreements, upon a change in control of KCSI, funds are to be placed in trust to secure the companies' obligations to pay any legal expenses of employees in connection with disputes arising with respect to the Agreements.

        INDEMNIFICATION AGREEMENTS

             In 1987, KCSI entered into Indemnification Agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The Indemnification Agreements provide for prompt indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the Agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the KCSI determination is made by special independent counsel. The Agreements also provide a mechanism to seek court relief if indemnification or expense advances are denied or not received within periods provided in the Agreement. Indemnification and advancement of expenses are also provided with respect to a court proceeding initiated for a determination of rights under the agreement or of certain other matters. KCSI has entered into such Indemnification Agreements with all current directors and officers of KCSI.

        CHANGE IN CONTROL ARRANGEMENTS

             KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent as a condition to making distributions and certain trusts allow distributions upon Board of Director approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the KCSI Employment Agreements, the Executive Plan, the Directors Deferred Fee and Retirement Plans, the Indemnification Agreements, Stock Option Plans, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

             KCSR has established similar trusts relating to its employment continuation commitments under the Employment Agreements, Directors Deferred Fee Plans and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its
        participation  in  the Executive  Plan.    As  with the  KCSI  trusts,
        distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

        TERMINATION OF EMPLOYMENT

             Under the terms of the Employment Agreements with Messrs. Rowland, Haverty and Monello, in the event of termination of their employment, other than by them (whether voluntary or by death or disability) or by KCSI for cause, Mr. Rowland will continue for a period of twenty-four months, and Messrs. Haverty and Monello for a period of twelve months, following such termination (i) to receive an amount equal to their base salary and (ii) to be reimbursed for their costs (including the income taxes payable with respect to the reimbursement) of obtaining comparable coverage under the health, disability and life insurance provided under the agreement, unless such executive is provided comparable coverage in connection with other employment.

        OTHER COMPENSATORY PLANS

             KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. The description of the plans set forth below is of those plans under which the executives named in the Summary Compensation Table would be eligible to receive benefits in excess of $100,000 if they were to have retired from or terminated their employment with KCSI or its subsidiaries on December 31, 1996.

        THE EMPLOYEE STOCK OWNERSHIP PLAN

             The Employee Stock Ownership Plan (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"). Employees of KCSI and certain of its subsidiaries, including Janus Capital Corporation, participate in the KCSI portion of the ESOP.

             By its terms, the ESOP will continue until terminated. All employees of KCSI and certain KCSI subsidiaries not subject to a collective bargaining agreement become eligible to begin participation in the KCSI portion of the ESOP on January 1 or July 1 coincident with or immediately following commencement of their employment. As of December 31, 1996, approximately 1,576 employees of KCSI and certain of its subsidiaries, including all of KCSI's executive officers, were eligible to participate in the KCSI portion of the ESOP.

             The KCSI portion of the ESOP is designed to invest primarily in shares of KCSI Common Stock. KCSI will provide funding for the ESOP through contributions in cash or in shares of KCSI Common Stock as determined each year by the Board of Directors. Participants may not make contributions to the ESOP. Contributions will be limited by the maximum contribution limitations for qualified employee stock ownership plans under the Code.

             Allocations, if any, to participant accounts in the KCSI portion of the ESOP with respect to any plan year are based upon each participant's proportionate share of the total compensation paid during the plan year to all participants in the KCSI portion of the ESOP, subject to Code maximum allocation limitations. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

             A participant with less than five years of service is not vested in KCSI's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested upon attaining the ESOP's normal retirement age of 65, or if the participant's employment is terminated because of death or disability. Participants have been given credit for vesting purposes for years of service rendered to KCSI or its subsidiaries prior to the establishment of the ESOP.

             Each  participant has the  right to direct the  trustee as to the manner in which (a) to vote any KCSI stock allocated to his or her account in the ESOP as of the applicable record date of any stockholder meeting on any matters put to a stockholder vote, and (b) to respond with respect to a tender offer, exchange offer or any other offer to purchase KCSI stock allocated to the participant's account. The ESOP provides that shares allocated to the accounts of participants who have not timely instructed the trustee how to vote, tender, exchange or sell such shares, and any unallocated shares will be voted, tendered, exchanged or sold in the same proportions as the shares for which the trustee has received timely instructions.

             Distributions of benefits under the ESOP will be made in connection with a participant's death, disability, retirement or other termination of employment. In addition, participants who have attained age fifty-five and have at least ten years of participation in the ESOP have the option to diversify the investment of their account balances by having the trustee distribute a portion of their account balances. A participant in the KCSI portion of the ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI stock. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof. In the event that the Board of Directors declares a cash dividend on the KCSI Common Stock, at the discretion of the Advisory Committee, dividends paid on the shares of Common Stock held by the ESOP may be: (i) paid directly to participants on the basis of the number of shares of Common Stock allocated to each participant's account; (ii) retained by the ESOP; or
        (iii) used by the ESOP to pay interest or principal on indebtedness incurred to acquire the shares on which the dividends are paid.

             Pursuant to the ESOP trust agreement, a trust fund has been established to hold contributions thereto and the proceeds from investments for the benefit of ESOP participants. The KCSI portion of the ESOP is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and/or employees of KCSI. As trustee, UMB Bank, N.A. has the power to invest the ESOP's funds, to sell the securities and other properties of the ESOP, and to change the ESOP's investments from time to time. The KCSI portion of the ESOP may be amended by KCSI's Board of Directors and such amendment could increase the costs to KCSI, although it may not adversely affect any person's accrued benefits under the ESOP.

             As of December 31, 1996, the ESOP held 3,192,172 shares of KCSI's Common Stock, all of which are allocated to participants' accounts. The shares allocated to participants' accounts do not reflect allocations made subsequent to December 31, 1996, that for purposes of the ESOP are allocated to participants' accounts as of December 31, 1996. The ESOP borrowed funds to purchase a number of the shares it holds, which borrowing is secured by such shares and by a KCSI guaranty. The debt was fully repaid in August 1995. The debt was paid through contributions by KCSI and participating subsidiaries to the ESOP and a portion of the dividends paid on the ESOP shares.

        KCSI PROFIT SHARING PLAN

             The Profit Sharing Plan is a qualified, non-contributory, defined contribution plan. As of January 1, 1996, employees of KCSI and certain of its subsidiaries who have met certain standards as to hours of service are eligible to receive allocations under the plan. Contributions to the plan are made at the discretion of the KCSI Board of Directors in amounts not to exceed the maximum allowable deduction for federal income tax purposes and certain allocation limits under the Internal Revenue Code of 1986, as amended (the "Code"). No minimum contribution is required. Subject to Code maximum allocations limitations, each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Prior to January 1, 1996, vesting occurs under the plan at the rate of 10 percent for each year of service for the first four years and thereafter at the rate of 20 percent until the participant is fully vested. As of January 1, 1996, the vesting schedule was changed to a rate of 25 percent at three years of service, 50 percent at four years of service and 100 percent at five years of service. A participant's interest also becomes fully vested at retirement age, death or disability.

             Distribution of benefits under the plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant has the right to elect whether payment of his or her benefits will be in a lump sum, in installments, or in a combination thereof.

             The assets of the plan are held in a trust fund by a trustee appointed by the KCSI Board of Directors. The plan is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers, employees or former employees of KCSI. The trustee has the responsibility for holding and investing plan assets other than assets managed by an investment manager or managers appointed by the Advisory Committee. The plan may be amended by KCSI's Board of Directors and such amendment could increase the cost to KCSI, although it may not adversely affect any person's accrued benefits under the Profit Sharing Plan.

        KCSI EXECUTIVE PLAN

             Due to contribution limitations under the Code and ERISA and eligibility requirements under KCSI's qualified plans, the Executive Plan (formerly the ERISA Excess Benefit Plan) provides benefits in addition to the annual contributions permitted under qualified plans of KCSI and certain subsidiary companies. The Executive Plan is a non-qualified plan for participants who are certain employees and officers of KCSI and certain subsidiary companies.

             The  benefit  accrued  on  behalf  of  each  participant  in  the
        Executive Plan equals the amount which would have been contributed for such participant under the various qualified plans without regard to statutory contribution limitations or eligibility requirements, less the amount participants were entitled to receive under such plans (assuming, with respect to KCSI's 401(k) Plan, that the participant was entitled to receive the maximum matching contribution). For purposes of the Executive Plan, compensation includes base compensation plus incentive compensation; however, if KCSI and the participant have agreed that the participant's compensation is a fixed amount for purposes of the plan, such amount is deemed to be the participant's compensation. The compensation of Messrs. Rowland, Haverty and Monello has been fixed at $875,000, $875,000 and 175 percent of his base salary, respectively, for the plan as provided in their Employment Agreements. The participant's account is increased annually by an amount equal to the interest then being credited under KCSI's Directors Deferred Fee Plan or, as amended in 1991, the earnings alternatively credited in accordance with the mutual fund related formula under such Deferred Fee Plan. The benefits become distributable in five annual installments upon retirement on or after the age of 65 (or age 55 with the consent of the KCSI Compensation and Organization Committee), or termination of employment because of disability or death. The Board of Directors may approve an alternative form of distribution upon the recommendation of the KCSI Compensation and Organization Committee. If the participant's employment is terminated for any reason other than death or disability, but before the age of 65 (or age 55 with the consent of the KCSI Compensation and Organization Committee), the participant shall receive the nonforfeitable percentage of the participant's account equal to the same vesting percentage under the terms of the KCSI Profit Sharing Plan. The Executive Plan allows distributions prior to retirement, death or becoming disabled in certain instances as approved by the KCSI Compensation and Organization Committee.

        JANUS PROFIT SHARING PLAN

             The Janus Profit Sharing Plan is a qualified, non-contributory, defined contribution plan administered by Janus' Profit Sharing Advisory Committee. Employees of Janus and certain of its subsidiaries who have completed one year of service and meet certain standards as to hours of service are eligible to receive allocations under the plan. Effective as of January 1, 1996, the requirement of one year of service was eliminated. Contributions to the plan are at the discretion of the Board of Directors with no minimum contribution required. Each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. The plan provides for vesting at the rate of 25 percent after three years of service, 50 percent after four years of service, and 100 percent after five years of service. A participant's interest also becomes fully vested at retirement age, death or disability.

                             TRANSACTIONS WITH MANAGEMENT

             Messrs. Rowland and Balser, who are directors of KCSI, hold limited partnership interests in Elgin Investors, L.P. ("Elgin"), Trails Investors, L.P. ("Trails") and other limited partnerships for themselves or members of their immediate family in certain limited partnerships of which a subsidiary of DST Systems, Inc. (formerly a wholly owned subsidiary of KCSI), National Realty Partners, Inc. ("NRP"), serves as general partner. During 1996, a management fee of $25,000 was paid to NRP by Elgin, respectively. NRP and DST Realty, Inc. (a DST subsidiary) have advanced funds to Trails. At December 31, 1996, Trails was indebted to NRP and DST Realty, Inc., in the amount of $1,211,660. During 1996, in payment of that indebtedness, NRP received $72,000, including $52,699 of interest, and DST Realty, Inc. accrued $27,156 of interest.

                                STOCKHOLDER PROPOSALS

             To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

        DIRECTOR NOMINATIONS

             With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCSI, if elected. KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

        MATTERS OTHER THAN DIRECTOR NOMINATIONS

             In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
        (ii) the name and address  of the stockholder proposing such business,
        (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

        1998 ANNUAL MEETING PROXY STATEMENT

             If a holder of KCSI Common Stock or Preferred Stock wishes to present a proposal, other than the election of a director, in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 28, 1997. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

             Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's directors and executive officers, and other persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and KCSI (the "Section 16 Reports"). In May of 1996, the abolition of KCSI's Directors' Retirement Plan resulted in a transfer of accounts thereunder to the outside directors' deferred fee accounts. Later in the year, management was informed by outside counsel that such event was reportable as constituting grants of stock appreciation rights. Amended Section 16 Reports were filed by each of Messrs. Allinson, Balser, Barnes, Fitt and Sosland, which were late reports of such grants. Based solely on the review of the Section 16 Reports furnished to KCSI by Reporting Persons, and written representations relating thereto, there were no other late Section 16 Reports by the Reporting Persons.

                                    OTHER MATTERS

             The Board of Directors know of no other matters that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCSI's Bylaws and provide certain additional information. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

             Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                      By Order of the Board of Directors



                                      /s/ Richard P. Bruening
                                      Vice President, General Counsel
                                      and Corporate Secretary

        Kansas City, Missouri
        March 27, 1997.


             KCSI's Annual Report accompanying this proxy includes KCSI's Annual Report on Form 10-K for the year ended December 31, 1996 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC"). The Annual Report on Form 10-K includes a list of all exhibits thereto. KCSI will furnish copies of such exhibits upon written request therefor and payment of KCSI's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCSI, 114 West 11th Street, Kansas City, Missouri 64105-1804. The Annual Report on Form 10-K for the year ended December 31, 1996 with exhibits, as well as other filings by KCSI with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                      APPENDIX A

                              GRAPHIC AND IMAGE MATERIAL
                                          IN
                                   PROXY STATEMENT


             In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCSI proxy statement.

        PHOTOGRAPHS OF EACH DIRECTOR

             The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL (1) - ELECTION OF THREE DIRECTORS" and "THE BOARD OF DIRECTORS."

        STOCK PERFORMANCE GRAPH

             The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                      APPENDIX B

                                   FORM OF PROXIES

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804


                                    March 27, 1997


        Dear Stockholder:

             You are cordially invited to join us at the 1997 Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., which will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 1, 1997. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

             We urge you to read these proxy materials and the Annual Report, and to participate in the meeting either in person or by proxy.

             Whether or not you plan to attend the meeting in person, please sign and return promptly the attached proxy card in the envelope provided to assure that your shares will be represented.

                                      Sincerely,



                                      /s/ Paul H. Hanson
                                      Chairman of the Board


                                      /s/ Landon H. Rowland
                                      President and Chief Executive Officer


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)


                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


             This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated March 27, 1997, receipt of which is hereby acknowledged.

             Signature                          Date           , 1997


             Signature                          Date           , 1997


             Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

             [  ]  Will attend             [  ]  Will not attend

                              (Continued on other side)

                    (Continued, and to be signed on reverse side)


                                     (Tear Here)


                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Paul H. Henson, Landon H. Rowland, and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to vote for the stockholder(s) signing this proxy at the Annual Meting of Stockholders to be held on May 1, 1997, or any adjournment thereof as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2 AND 3.

        1.   Election of three directors:  Nominees:  Michael G. Fitt, Michael
             R. Haverty and Morton I. Sosland

             [  ]  FOR all nominees except those indicated below:

             [  ]  WITHHOLD AUTHORITY to vote for all nominees.

             Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee will be deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above, in the proxy holder's discretion, to elect the maximum number of management nominees.

        2. Approval of a Performance-Based Compensation Plan for the Chief Executive Officer of Janus Capital Corporation.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

        3. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1997.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804


                                    March 27, 1997


        Dear ESOP Participant:

             Enclosed is your voting instruction card to UMB Bank, N.A. as Trustee for shares allocated to your account under the Employee Stock Ownership Plan (ESOP).

             Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

             If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

        KCS employee contact:    Jack Mock           816-983-1308
        JANUS employee contact:  Greg Fisher         303-336-4062
        DST employee contact:    Becky Bremerkamp    816-435-8609 or
                                 Amy Thompson        816-435-8628 or
                                                     800-438-2320


                                      Thank you,



                                      /s/ Richard P. Bruening
                                      Vice   President,   General   Counsel  &
                                      Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

          (Date, sign and return promptly in the prepaid envelope enclosed.)

                                     (Tear Here)

                         CONFIDENTIAL VOTING INSTRUCTIONS TO
                         UMB BANK, N.A. AS TRUSTEE UNDER THE
                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


                  Signature:

                  Date:                         , 1997

                         PLEASE SIGN EXACTLY AS NAME APPEARS.

                              (Continued on other side)



                    (Continued, and to be signed on reverse side)


                                     (Tear Here)

        THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 1997, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

        1.   Election of three directors:  Nominees:  Michael G. Fitt, Michael
             R. Haverty and Morton I. Sosland

             [  ]  FOR all nominees except those indicated below:

             [  ]  WITHHOLD AUTHORITY to vote for all nominees.

        2. Approval of a Performance-Based Compensation Plan for the Chief Executive Officer of Janus Capital Corporation.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

        3. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1997.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

        IF NO CHOICE IS SPECIFIED, THE SHARES HELD IN YOUR ESOP ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES HELD BY THE ESOP FOR WHICH THE TRUSTEE RECEIVES VOTING INSTRUCTIONS.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804


                                    March 27, 1997


        Dear KCSI Profit Sharing Plan Participant With Rollover Account Containing KCSI Shares:

             Enclosed is your voting instruction card to UMB Bank, N.A., as Trustee for shares allocated to your profit sharing plan account as a rollover contribution.

             Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.



                                      Thank you,



                                      /s/ Richard P. Bruening
                                      Vice   President,   General   Counsel  &
                                      Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed.)

                                     (Tear Here)


                 CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 PROFIT SHARING PLAN
                See other side for instruction and other information.


                  Signature:                      Date:               ,1997
                  Please Sign Exactly As Name Appears.

                              (Continued on other side.)



                    (Continued, and to be signed on reverse side)

                                     (Tear Here)


        THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 1997, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2 AND 3.

        1.   Election of three directors:  Nominees:  Michael G. Fitt, Michael
             R. Haverty and Morton I. Sosland

             [  ]  FOR all nominees except those indicated below:

             [  ]  WITHHOLD AUTHORITY to vote for all nominees.

             UNLESS AUTHORITY TO VOTE FOR ANY NOMINEE IS WITHHELD, AUTHORITY TO VOTE CUMULATIVELY FOR SUCH NOMINEE WILL BE DEEMED GRANTED, AND IF OTHER PERSONS ARE NOMINATED, THIS VOTER INSTRUCTION CARD MAY BE VOTED FOR LESS THAN ALL OF THE NOMINEES NAMED ABOVE, IN THE TRUSTEE'S DISCRETION, TO ELECT THE MAXIMUM NUMBER OF MANAGEMENT NOMINEES.

        2. Approval of a Performance-Based Compensation Plan for the Chief Executive Officer of Janus Capital Corporation.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

        3. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1997.

             [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN